UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 11, 2003


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     At the November 11, 2003 meeting of the Board of Directors (the "Board") of O'Reilly Automotive, Inc. (the "Company"), the Board unanimously approved and adopted an amendment ("Amendment No. 1") to the Amended and Restated Bylaws of the Company (the "Bylaws"). Amendment No. 1, which is filed herewith as Exhibit 3.2, increased the number of directors that comprise the full Board from eight to nine. Also at the meeting, the Board directed the Corporate Governance/Nominating Committee to identify, recommend and nominate two "independent directors," as that term is defined by Nasdaq National Market ("Nasdaq") Rule 4200, to be appointed to the Board to fill an existing vacancy and the newly created director seat. The Board anticipates appointing two new "independent directors" by the end of the year. Each appointment shall be subject to ratification by the Company's shareholders at the 2004 Annual Meeting of Shareholders of the Company. These actions by the Board are necessary in order to comply with the recently promulgated director independence rules of Nasdaq and the Securities and Exchange Commission, which, among other things, require that the Board be comprised of a majority of "independent directors."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          3.2 Amended and Restated Bylaws of O'Reilly Automotive, Inc., as amended by Amendment No. 1, dated as of November 11, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2003

                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 3.2           Amended and  Restated  Bylaws of O'Reilly  Automotive,  Inc.,  as
                amended by Amendment No. 1, dated as of November 11, 2003.

                                                                   Exhibit 3.2

                         AMENDED AND RESTATED BYLAWS OF
                            O'REILLY AUTOMOTIVE, INC.
                          AS AMENDED BY AMENDMENT NO. 1
                          Dated as of November 11, 2003


                                    ARTICLE I

                                     OFFICES

     The principal office of the corporation in the State of Missouri shall be located in Springfield, Missouri. The corporation may have such other offices, either within or without the State of Missouri, as the business of the corporation may require from time to time.

     The registered office of the corporation required by The General and Business Corporation Law of Missouri to be maintained in the State of Missouri may be, but need not be, identical with the principal office in the State of Missouri, and the address of the registered office may be changed from time to time by the Board of Directors.

                                   ARTICLE II

                                  SHAREHOLDERS

     Section 1. Annual Meeting. The annual meeting of the shareholders shall be held on the first Tuesday after the first Sunday in May in each year to elect directors and transact such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient for the purpose of electing directors and for the transaction of such other business as may properly come before a special meeting of shareholders.

     Section 2. Special Meetings. Special meetings of the shareholders, unless otherwise prescribed by statute, may be called only by the Board of Directors, pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors, or a President of the corporation. The person or persons requesting a special meeting of the shareholders shall deliver to the Secretary of the corporation a written request stating the purpose of the proposed meeting. Upon such request, subject to any requirements or limitations imposed by the corporation's Amended and Restated Articles of Incorporation, as they may be amended from time to time (the "Articles"), by these Bylaws, or by law, it shall be the duty of the Secretary to call a special meeting of the shareholders, to be held at such time as is specified in the request.

     Section 3. Place and Hour of Meeting. Every meeting of the shareholders, whether an annual or a special meeting, shall be held at ten o'clock a.m. at the principal office of the corporation or at such other place and time as is specified by proper notice from the Board of Directors with respect to an annual meeting, or by the Board of Directors or President requesting a special meeting.

     Section 4. Notice of Meetings. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten
(10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of a President or the Secretary to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the records of the corporation, with postage thereon prepaid. The attendance of a shareholder at any meeting shall constitute the waiver of notice of that meeting except in the case of attendance for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     Section 5. Closing of Transfer Books or Fixing of Record Date. The Board of Directors of the corporation may close its stock transfer books for a period not exceeding seventy (70) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend or for the allotment of rights, or the date when any change or conversion or exchange of shares shall be effective; or, in lieu thereof, may fix in advance a date, not exceeding seventy (70) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend or for the allotment of rights, or the date when any change or conversion or exchange of shares shall be effective, as the record date for the determination of shareholders entitled to notice of, and to vote at, such meeting, and any adjournment of the meeting, or shareholders entitled to receive payment of any such dividend or to receive any such allotment of rights, or to exercise rights in respect of any such change, conversion or exchange of shares; and the shareholders of record on such date of closing the transfer books, or on the record date so fixed, shall be the shareholders entitled to notice of and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the date of closing of the transfer books or the record date so fixed. If the Board of Directors shall not have closed the transfer books or set a record date for the determination of the shareholders entitled to notice of, and to vote at, a meeting of shareholders, only the shareholders who are shareholders of record at the close of business on the 20th day preceding the date of the meeting shall be entitled to notice of, and to vote at, the meeting, and any adjournment of the meeting; except that, if prior to the meeting written waivers of notice of the meeting are signed and delivered to the corporation by all of the shareholders of record at the time the meeting is convened, only the shareholders who are shareholders of record at the time the meeting is convened shall be entitled to vote at the meeting, and any adjournment of the meeting.

     Section 6. Voting Lists. At least ten (10) days before each meeting of shareholders, the officer or agent having charge of the transfer book for shares of the corporation shall make a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order with the address of, and the number of shares held by, each shareholder, which list, for a period of not less than ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in the State of Missouri, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of shareholders.

     Section 7. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders; provided, that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting, without further notice, to a date not longer than ninety (90) days from the date originally set for such meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally scheduled.

     Section 8. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     Section 9. Voting of Shares. Each outstanding share of common stock shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders. Each outstanding share of preferred stock, if any, shall have the voting rights provided in the Articles or, to the extent permitted by the Articles, designated by the Board of Directors of the Corporation. Provided a quorum is present, the affirmative vote of a majority of the shares represented at a meeting and entitled to vote shall be the act of the shareholders unless the vote of a greater number of shares is required by the corporation's Articles of Incorporation, by these Bylaws or by applicable law.

     Section 10. Voting of Shares by Certain Holders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the Bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

     Shares standing in the name of a partnership or unincorporated association may be voted by such person duly authorized by the terms of the partnership agreement or articles of the unincorporated association.

     Shares standing in the name of a deceased person may be voted by his administrator or personal representative, either in person or by proxy. Shares standing in the name of a guardian, curator, or trustee may be voted by such fiduciary, either in person or by proxy, but no guardian, curator or trustee shall be entitled, as such fiduciary, to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledges, and thereafter the pledgee shall be entitled to vote the shares so transferred so long as such pledgee remains the record holder thereof.

     Section 11. Action Without a Meeting. Any action which may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

     Section 12. Procedures for Bringing Business Before an Annual Meeting. At any annual meeting of shareholders only such business shall be conducted, and only such proposals shall be considered, as shall have been properly brought before the meeting by the Board of Directors or by a shareholder of record who has complied with the procedures set forth in this Section 12. In addition to any other applicable requirements, for a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice (as defined in this sentence, "Timely Notice"), either by personal delivery or by United states mail, postage prepaid, to the Secretary of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that if less than seventy (70) days notice or prior public disclosure of the date of such meeting has been given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the earlier of (1) the day on which notice of the date of the meeting was mailed or (2) the day on which public disclosure of the meeting was made. Said Timely Notice: shall set forth as to each matter proposed by a shareholder to be brought before an annual meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reasons for considering the proposal at the meeting; (b) the name and address of record of the shareholder making the proposal and any other shareholders known by such shareholder to be in support thereof; (c) the class and number of shares of the capital stock that are beneficially owned by the shareholder on the date of the shareholder notice and by any other shareholders known by such shareholder to be supporting the proposal on the date of the shareholder notice; and (d) any material interest of the shareholder in the proposal. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of the shareholders except as has been properly brought before the meeting in accordance with this Section 12. The presiding officer of an annual meeting may, if the facts warrant, determine at the meeting that a shareholder proposal was not made in accordance with the foregoing procedure, and if he should make that determination, he shall so declare at the meeting and the proposal shall not be considered.

     Section 13. Procedures for Nominating Directors. Only persons who are nominated in accordance with the procedures hereinafter set forth in this
Section 13 shall be eligible for election as directors of the corporation. Subject to the rights, if any, of holders of any class of capital stock of the corporation (other than its common stock) then outstanding, nominations for the election of directors may be made only by affirmative vote of a majority of the entire Board of Directors or by any shareholder of record entitled to vote generally in the election of directors who complies with the procedures set forth in this section 13. A shareholder who desires to nominate one or more persons for election as directors shall deliver Timely Notice (as defined in
Section 12 of this Article II) of the shareholder's intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation. Such notice shall set forth: (a) the name and address of record of the shareholder who intends to make the nomination; (b) the class and number of shares of the capital stock that are beneficially owned by the shareholder on the date of such notice; (c) the name, age, business and residential addresses, and principal occupation or employment of each proposed nominee; (d) a description of all arrangements or understandings between the shareholder and each nominee, and other arrangements or understandings known to the shareholder, pursuant to which the nomination or nominations are to be made by the shareholder; (e) any other information regarding each proposed nominee that would be required to be included in a proxy statement filed with the Securities and Exchange Commission; and (f) the written consent of each proposed nominee to being so named and to serve as a director of the corporation if elected. The corporation may require any proposed nominee to furnish additional information in order to determine whether the proposed nominee is qualified to serve as a director of the corporation. The presiding officer of a meeting may, if the facts warrant, determine at the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should make that determination, he shall so declare at the meeting and the defective nomination shall be disregarded.

                                   ARTICLE III

                                    DIRECTORS

     Section 1. General Powers. The business and affairs of the corporation shall be managed by its Board of Directors.

     Section 2. Number, Election and Term. The number of directors of the corporation shall be nine (9). There shall be three (3) classes of directors, as set forth in the Articles, and each class shall be comprised of three (3) directors. Each class shall serve for a three (3) year term expiring one (1) year after the expiration of the term of the immediately preceding class, so that the term of one (1) class shall expire each year. Each director shall hold office until his successor shall have been duly elected and qualified.

     Section 3. Regular Meetings. Regular meetings of the Board of Directors shall be held quarterly, one of which meetings (the "Annual Meeting") shall occur immediately after the adjournment of each annual meeting of the shareholders; and no notice of any of such quarterly meetings, other than the promulgation at the Annual Meeting of the schedule thereof, shall be required in connection therewith in order that such quarterly meetings be duly called and validly held. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Missouri, for the holding of additional regular meetings with notice of such resolution to all directors. Any business may be transacted at a regular meeting.

     Section 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, a President, or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place in the United States, either within or without the State of Missouri, as the place for holding any special meeting of the Board of Directors called by them.

     Section 5. Notice. Notice of any special meeting shall be given at least three (3) days prior to the date upon which such meeting is to be held. Such notice shall be in writing and shall be delivered to each director in person, by mail to his business address, or by telecopy, provided, however, that if the designated meeting place is without the State of Missouri, an additional five
(5) days notice shall be given. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail in a sealed envelope so addressed, with postage thereon prepaid. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except in the case of attendance for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     Section 6. Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that if less than a majority of the directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action is approved by at least a majority of the required quorum for such meeting.

     Section 7. Manner of Acting. The act of the majority of the directors present at a meeting of the directors at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Articles, by these Bylaws, or by law. Directors may participate in any meeting of the Board of Directors, or of any committee of the Board of Directors, by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and participation in a meeting in this manner shall constitute presence in person at the meeting.

     Section 8. Resignation. Any director of the corporation may resign at any time by giving written notice of such resignation to the Board of Directors, a President, or the Secretary of the corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 9. Vacancies. A vacancy occurring in the Board of Directors for any reason shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A director elected to fill a vacancy created by reason of an increase in the number of directors may, in the discretion of the Board of Directors, be elected for a term continuing only until the next election of directors by the shareholders.

     Section 10. Compensation. By resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a stated salary as director or a fixed sum for attendance at each such meeting or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 11. Action Without a Meeting. Any action required or permitted to be taken at any regular or special meeting of the Board of Directors duly called upon proper notice, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. Any such consent signed by all of the directors shall have the same effect as a unanimous vote at a meeting of the Board of Directors. This provision shall apply to committees of the Board of Directors, which can act with the unanimous consent of all committee members.

     Section 12. Committees of Directors. The Board of Directors may, by resolution or resolutions passed by a majority of the entire board, designate two or more directors to constitute a committee. Any such committee, to the extent provided in said resolution or resolutions, may have and exercise all of the authority of the Board of Directors in the management of the corporation; but the designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon the Board or a director by the General and Business Corporation Law of Missouri.

                                   ARTICLE IV

                                    OFFICERS

     Section 1. Number. The officers of the corporation shall be a Chairman of the Board, a President or Presidents as may be determined by the Board of Directors pursuant to Section 6 of this Article IV, one or more Vice-Presidents (the number thereof to be determined by the Board of Directors and any one or more of which may be designated as "Executive" or "Senior" Vice President or by any other designation), a Treasurer, a Secretary and such other officers as may be elected in accordance with the provisions of this Article. The Board of Directors, by resolution, may create the offices of one or more Assistant Treasurers and Assistant secretaries, all of whom shall be elected by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary.

     Each of the President and Chief Executive Officer and the President and Chief Operating Officer, acting in his capacity as President, shall have the complete authority to act on behalf of the corporation and to bind the corporation that is conferred upon either President of the corporation by these Bylaws or attributed to the president of a corporation by applicable law. All officers and agents of the corporation, as between themselves and the corporation, shall have such authority and perform such duties in the management of the property and affairs of the corporation as may be provided in the Bylaws, or, in the absence of such provisions, as may be determined by resolution of the Board of Directors.

     Section 2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders. If the election of officers shall not be hold at such meeting, such election shall be held as soon thereafter as practicable. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

     Section 3. Removal. Any officer or agent may be removed with or without cause by the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby. Election or appointment of an officer or agent shall not of itself create contract rights and no cause for removal need be specified in any Board resolution.

     Section 4. Vacancies. A vacancy in any office for any reason, including but not limited to death, resignation, removal, or disqualification, may be filled by the Board of Directors for the unexpired portion of the term.

     Section 5. The Chairman of the Board. The Chairman of the Board shall have general authority for the implementation of such corporate policy and long-range corporate objectives as directed by the Board of Directors of the corporation and shall perform such other duties as are incident to his office and are properly required of him by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors. He shall be an executive officer of the corporation and shall have full authority with respect to the signing and execution of instruments and certificates for shares of the corporation.

     Section 6. The President. The President shall be the Chief Executive Officer and the Chief Operating Officer of the corporation. The duties of the Chief Executive Officer shall be to serve as the principal executive and administrative officer of the corporation. The duties of the Chief Operating Officer shall be to serve as the principal officer responsible for the day-to-day management of the business, operations, and affairs of the corporation. The office of the President may be held by two persons if the Board of Directory shall so determine. The President, or either President if the same person does not serve as both the Chief Executive Officer and Chief Operating Officer, may sign, with the Secretary or Treasurer or any other proper officer thereunto authorized by the Board of Directors, certificates for shares of the corporation, and may execute any deed, mortgage, bond, contract, or other instrument the execution of which has been authorized by the Board of Directors, except in cases where such signing or execution shall be expressly delegated by the Board of Director's or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general, and, if appropriate, in cooperation with the Chief Operating Officer or the Chief Executive Officer, as the case may be, shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

     Section 7. The Vice-Presidents. In the event of the death, inability or refusal to act of the President or, if there are two Presidents, in the event of the death, inability or refusal to act of both of the Presidents, first the Executive Vice-President, then the Senior Vice President, and then the Vice President or Vice Presidents (in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice-President may sign, with the Secretary or an Assistant Secretary, or with the Treasurer or an Assistant Treasurer, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him by either President or by the Board of Directors.

     Section 8. The Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such bank, trust companies or other depositories as shall be selected in accordance with the provision of Article V of these Bylaws; and (c) in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

     Section 9. The Secretary. The Secretary shall: (a) keep the minutes of the shareholders, and of the Board of Directors meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized and required; (d) keep a register of the address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors, or as are prescribed in these Bylaws.

     Section 10. Assistant Treasurers and Assistant Secretaries. Assistant Treasurers and Assistant Secretaries, if any, shall perform such duties as shall be assigned to them by the Treasurer or the Secretary, respectively, or by the President or the Board of Directors. Any Assistant Treasurers shall, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

     Section 11. Chairman Emeritus. The Board of Directors may from time to time create the position of Chairman Emeritus, and may fill such position for such time as the Board of Directors deems proper. The Chairman Emeritus shall perform such duties as may be assigned by the Board of Directors from time to time. The Chairman Emeritus shall be entitled to receive such compensation as may be fixed from time to time by the Board of Directors. The occurrence of any event which in the case of a director would create a vacancy on the Board of Directors shall be deemed to create a vacancy in the position of Chairman Emeritus. The Board of Directors may provide that the position shall terminate upon the death of the individual initially appointed to the position and may terminate the position at any time.

     Section 12. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                    ARTICLE V

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     Section 1. Contracts. The Board of Directors may authorize one or more officers or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     Section 2. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     Section 3. Checks, Drafts, and Similar Instruments. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the Board of Directors may select.

                                   ARTICLE VI

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

     Section 1. Stock Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, in any form approved by the Board of Directors, certifying the number and class of shares of stock in the corporation owned by the shareholder, signed by the Chairman, a President, or a Vice President and by the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer of the corporation and sealed with the seal of the corporation. If the certificate is countersigned by a transfer agent other than the corporation or its employee, or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile signature, or may be engraved or printed. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on the certificate shall have ceased to be an officer, transfer agent, or registrar before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if such person were an officer, transfer agent, or registrar at the date of issue.

     Section 2. Transfer of Stock. The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon transfer, certificates evidencing ownership by the transferor of the shares being transferred shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other persons as the Board of Directors may designate, by whom they shall be canceled and certificates evidencing ownership by the transferee of the shares being transferred shall thereupon be issued. Except as otherwise expressly provided by the statutes of the State of Missouri, the corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable, or other claim to or interest in such share or shares on the part of any other person whether or not it or they shall have express or other notice thereof.

     Section 3. Lost or Destroyed Certificates. The holder of any shares of stock of the corporation shall immediately notify the corporation and its transfer agents and registrars, if any, of any loss or destruction of the certificates evidencing ownership of such shares. The corporation may issue a new certificate in place of any certificate theretofore issued by it which is alleged to have been lost or destroyed and the Board of Directors may require the owner of the lost or destroyed certificate or the owner's legal representative to give the corporation a bond in a sum and in form approved by the Board of Directors, and with a surety or sureties which the Board of Directors finds satisfactory, to indemnify the corporation and its transfer agents and registrars, if any, against any claim or liability that may be asserted against or incurred by it or any transfer agent or registrar on account of the alleged loss or destruction of any certificate or the issuance of a replacement certificate. A replacement certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper so to do. The Board of Directors may delegate to any officer or officers of the corporation any of the powers and authorities contained in this section.

     Section 4. Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents or transfer clerks and one or more registrars which may be banks, trust companies, or other financial institutions located within or without the State of Missouri; may define the authority of such transfer agents and registrars of transfers; may require all stock certificates to bear the signature of a transfer agent or a registrar of transfers, or both; and may change or remove any such transfer agent or registrar of transfers.

                                   ARTICLE VII

                                   FISCAL YEAR

The fiscal year of the corporation shall be established from time to time by resolution of the Board of Directors.

                                  ARTICLE VIII

                                    DIVIDENDS

     The Board of Directors may from time to time, declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Articles.

                                   ARTICLE IX

                                      SEAL

     The Board of Directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words, "Corporate Seal, Missouri."

                                    ARTICLE X

                                WAIVER OF NOTICE

     Whenever any notice is required to be given under the provisions of these Bylaws or under the provisions of The General and Business Corporation Act of Missouri or under the provisions of the Articles, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE XI

                                   AMENDMENTS

     These bylaws may be altered, amended, or repealed and new bylaws may be adopted by a majority of the entire Board of Directors at any regular or special meeting of the Board of Directors, provided that no bylaw may be adopted or amended so as to be inconsistent with the Articles, or the Constitution or laws of the State of Missouri.

                                   ARTICLE XII

                                  CONSTRUCTION

     Whenever a word in the masculine gender is used in these Bylaws it shall be understood to be in or include the feminine gender when appropriate under the circumstances. These Bylaws are to be construed to be consistent with applicable law, and if such construction is not possible then the invalidity of a Bylaw or portion thereof shall not affect the validity of the other Bylaws of the corporation, which shall remain in full force and effect.